UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2007

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA		01748
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 2, 2007, EMC Corporation (“EMC” or the “Company”) amended its internal guidelines to strengthen the stock ownership requirement for its executive officers. The amended stock ownership guidelines substantially increase the number of shares of EMC common stock that EMC executive officers are required to hold. Under the new guidelines, EMC’s Chairman and Chief Executive Officer will be required to hold 500,000 unrestricted shares; EMC’s Vice Chairman will be required to hold 200,000 unrestricted shares; EMC’s Chief Financial Officer will be required to hold 150,000 unrestricted shares; and EMC’s other executive officers will each be required to hold at least 100,000 unrestricted shares. The level of stock ownership required under the current guidelines is calculated as a multiple of an executive officer’s base salary, and on average the amended guidelines will require EMC executives to hold nearly 50% more shares over the current stock ownership requirements. EMC executive officers will have three years to reach compliance with the new guidelines.

On August 10, 2007, EMC amended the Company’s Insider Trading Policy to permit directors and executive officers to enter into pre-arranged stock trading plans in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Certain directors and executive officers of EMC may adopt trading plans in accordance with Rule 10b5-1 and EMC’s policies regarding stock transactions, as part of each individual’s long-term strategy to gradually diversify their investments in a disciplined way and to allow them to spread their stock trades over an extended period of time. Any transactions under the plans will be disclosed publicly through Form 144 and/or Form 4 filings with the Securities and Exchange Commission.

Rule 10b5-1 permits individuals who are not aware of material, non-public information to establish pre-arranged plans to sell company stock under specified conditions and times. Using these plans, individuals can prudently and gradually diversify their investment portfolios over an extended period of time.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier Executive Vice President and General Counsel

Date: August 16, 2007